Other Long-Term Assets - Schedule of Other Long-Term Assets (Detail) - USD ($) $ in Thousands	Jun. 30, 2022	Dec. 31, 2021
Disclosure Of Other Non current Assets [Abstract]
Intangible assets	$ 2,461	$ 2,652
Debt issue costs—Revolving Facility	5,008	5,620
Other	3,851	6,939
Total other long-term assets	$ 11,320	$ 15,211